Other non-current assets	12 Months Ended
Dec. 31, 2024
Deferred Costs, Capitalized, Prepaid, and Other Assets Disclosure [Abstract]
Other non-current assets

9. Other non-current assets

Other non-current assets consist of the long-term portion of the VAT receivable and R&D tax credit, as follows:

	At December 31,
	2024	2023	2022
	(in Euros)
Value Added Tax (VAT)	€290,150	€630,342	€912,424
Research and development tax credit	-	167,000	650,000
Other non-current assets	14,594	207,218	39,079
Total other non-current assets	€304,744	€1,004,560	€1,601,503

During the year ended December 31, 2024, the portion of the VAT credit classified as long-term as of December 31, 2023, was refunded in the amount of approximately €0.4 million, which explains the change in the balance.

With regards to the R&D tax credit, the conservative estimate of its utilization as of December 31, 2024, pertains only to the short-term portion; therefore, no R&D tax credit is accrued as a long-term asset.

As for the Other non-current assets, these are composed of minor, immaterial amounts, while the reason for the change in the balance relates to the reclassification of the ACE tax credit from long-term to short-term is due to an improved reimbursement forecast.

In addition, Other non-current assets - related party includes a security deposit of €3,350 paid to OSR - San Raffaele Hospital as a security guarantee for the office lease contract. (See Note 14. Commitments and contingencies).